Exhibit 10.9

                    Supplemental Agreement No. 4

                               to

                   Purchase Agreement No. 1663

                             between

                       The Boeing Company

                               and

                      UNITED AIR LINES, INC.

            Relating to Boeing Model 777-222 Aircraft


   THIS SUPPLEMENTAL AGREEMENT, entered into as of the 30th day of May, 1996, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES, INC., a Delaware corporation, (hereinafter called Buyer);


                      W I T N E S S E T H:
                      -------------------

       WHEREAS, the parties hereto entered into an agreement dated as of December 18, 1990, relating to Boeing Model 777-222 aircraft (hereinafter referred to as the "Aircraft"), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof which is hereinafter called the "Purchase Agreement" and;

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

       NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

1. Article 1, "Subject Matter of Sale", is hereby deleted in its entirety and replaced with a new Article 1, which is Attachment No. 1 hereto.

2. Article 2, "Delivery of Aircraft; Title and Risk of Loss", is hereby deleted in its entirety and replaced with a new Article
2 which is Attachment No. 2 hereto.

3. Article 5, "Payment", is hereby deleted in its entirety and replaced with a new Article 5 which is Attachment No. 4 hereto.

4. The two "B" Market Aircraft, which are the subject of this Supplemental Agreement, are [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as such term is defined in Letter Agreement No. 6-1162-TML-1205 to nine (9) 737 Aircraft in Purchase Agreement No. 1595, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be applied to the advance payments owed Boeing for the two "B" Market Aircraft which are the subject of this Supplemental Agreement. An adjustment for the amount owed by Buyer [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 777 aircraft, is reflected in paragraph
6 below.

6. Paragraph 6 of Letter Agreement No. 6-1162-RCN-859 provides that the advance payments paid by Buyer will be based on the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] The calculations are based on a June 3, 1996 settlement date.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

*See Paragraph no. 5

The difference will be refunded to Buyer in accordance with paragraph 6.D. of Letter Agreement No. 6-1162-TML-1205.


P.A. No. 1663                S4-2


7. In consideration of Buyer's purchase of the 777 Aircraft, which are the subject of this Supplemental Agreement, Boeing agrees to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph 7 of Letter Agreement No. 6-1162-TML-1205 [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


8. Buyer agrees that the invoice for each of the two (2) "B" Market Aircraft, which are the subject of this Supplemental Agreement, will contain a [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph 13 of Letter Agreement No. 6-1162-TML-1205.

9. Buyer agrees that the credit memorandum applicable to the two (2) "B" Market Aircraft, which are the subject of this Supplemental Agreement, and discussed in Letter Agreement 6-1162-
RCN-859 will include:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

10. This Supplemental Agreement, including all of the Attachments, will be treated as privileged and confidential information pursuant to the terms of Letter Agreement No. 6-1162-
DLJ-832.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY            UNITED AIR LINES, INC.



By: /s/ M.O. Hurt             By: /s/ Douglas A. Hacker
    -------------                 ---------------------
                                  Douglas A. Hacker
Its:  Attorney-In-Fact        Its: Senior Vice President and
                                   Chief Financial Officer


P.A. No. 1663                S4-3


Attachment No. 1
Supplemental Agreement No. 4
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 1

ARTICLE 1.    Subject Matter of Sale.
              ----------------------

              1.1.1 "A" Market Aircraft Description".
Boeing shall sell and deliver to Buyer, and Buyer shall purchase from Boeing, sixteen (16) Boeing Model 777-222 "A" Market Aircraft. Such aircraft are referred to individually and collectively as the "Aircraft" or "AIRCRAFT" or "the "A" Market Aircraft". The Aircraft will be manufactured by Boeing in accordance with Boeing Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (as modified and described in Exhibit A-1 attached hereto) as it may be modified from time to time in accordance with the terms and conditions of Article 7 herein. Such Detail Specification as so modified is by this reference incorporated in this Agreement and is hereinafter referred to as the "Detail Specification" or "the "A" Market Detail Specification." In connection with the sale and purchase of the Aircraft, Boeing shall also deliver to Buyer other things under this Agreement including data, documents, training and services.

              1.1.2 "B" Market Aircraft Description". Boeing shall sell and deliver to Buyer, and Buyer shall purchase from Boeing, twenty (20) Boeing Model 777-222 "B" Market Aircraft. Such aircraft are referred to individually and collectively as the "Block A "B" Market Aircraft", "Block B "B" Market Aircraft", "Aircraft" or "AIRCRAFT" or "the "B" Market Aircraft". The Aircraft will be manufactured by Boeing in accordance with Boeing Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (as modified and described in Exhibit A-2 attached hereto) as it may be modified from time to time in accordance with the terms and conditions of
Article 7 herein. Such Detail Specification as so modified is by this reference incorporated in this Agreement and is hereinafter referred to as the "Detail Specification" or "the "B" Market Detail Specification." In connection with the sale and purchase of the Aircraft, Boeing shall also deliver to Buyer other things under this Agreement including data, documents, training and services.

              1.2 Performance Guarantees. Any performance guarantees applicable to the Aircraft shall be expressly included in this Agreement.



P.A. No. 1663                S4-1

Attachment No. 2
Supplemental Agreement No. 4
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 2

ARTICLE 2.    Delivery of Aircraft: Title and Risk of Loss.
              --------------------------------------------

2.1 Time of Delivery. Each Aircraft shall be delivered to Buyer assembled and ready for flight, and Buyer shall accept delivery of such Aircraft during or, if mutually agreed, before the months set forth in the following schedule:

              "Month and Year
                of Delivery          Quantity of Aircraft
                -----------          --------------------

                         "A" Market Aircraft
                          ------------------
                 May 1995                 Three (3)
                 June 1995                Two   (2)
                 July 1995                One   (1)
                 September 1995           One   (1)
                 October 1995             One   (1)
                 November 1995            One   (1)
                 December 1995            Two   (2)
                 February  1996           One   (1)
                 April 1996               One   (1)
                 May 1996                 One   (1)
                 June 1996                One   (1)
                 July 1996                One   (1)

                         "B" Market Aircraft
                          ------------------

                     Block A "B" Market Aircraft
                     ---------------------------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



P.A. No. 1663                S4-1

Attachment No. 2
Supplemental Agreement No. 4
Purchase Agreement No. 1663
United Air Lines, Inc.
Page 2

                   Block B "B" Market Aircraft
                   ---------------------------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

If Boeing gives Buyer at least ten (10) days' advance notice of the delivery date for an Aircraft, and delivery is delayed beyond such date due to Buyer's fault or responsibility, Buyer shall promptly reimburse Boeing for all costs and expenses incurred by Boeing as a result of such delay, including but not limited to reasonable amounts for storage, insurance, taxes, preservation or protection of the Aircraft, and interest on payments due.

              2.2 Place of Delivery. Each Aircraft shall be delivered at an airport in the State of Washington selected by Boeing or at such alternate site as may be mutually agreed upon in writing. If delivery is made at an alternate site at Buyer's request, Buyer shall promptly reimburse Boeing for any increased costs incurred by Boeing as a result thereof.

              2.3 Title and Risk of Loss. Title to and risk of loss of each Aircraft shall pass from Boeing to Buyer upon delivery of such Aircraft but not prior to thereto.

              2.4 Documents of Title. Upon delivery of and payment for each Aircraft, Boeing shall deliver to Buyer a bill of sale duly conveying to Buyer good title to such Aircraft free and clear of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.



P.A. No. 1663                S4-2

Attachment No. 3 to
Supplemental Agreement No. 4
Purchase Agreement No. 1663
1663-5 Page 4

ARTICLE 5.    Payment.
              -------

5.1 Advance Payment Base Price. The advance payment base price of each Aircraft, depending on the month and year of scheduled delivery, is indicated below:

     Month and Year of                   Advance Payment Base
     Scheduled Delivery                   Price per Aircraft
     ------------------                   ------------------

     "A" Market Aircraft
     -------------------

     May 1995
     June 1995
     July 1995
     September 1995
     October 1995                          [*CONFIDENTIAL MATERIAL
     November 1995                         OMITTED AND FILED
     December 1995                         SEPARATELY WITH THE
     February  1996                        SECURITIES AND EXCHANGE
     April 1996                            COMMISSION PURSUANT TO A
     May 1996                              REQUEST FOR CONFIDENTIAL
     June 1996                             TREATMENT]
     July 1996


     "B" Market Aircraft
     -------------------

     Block A "B" Market Aircraft
     ---------------------------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     Block B "B" Market Aircraft
     ---------------------------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Attachment No. 3 to
Supplemental Agreement No. 4
Purchase Agreement No. 1663
1663-5 Page 4

Such advance payment base prices will be used to determine the amount of the first advance payment to be made by Buyer on each Aircraft pursuant to the provisions of Article 5.2. The advance payment base price of each Aircraft has been established using currently available forecast of the escalation factors used by Boeing and applicable to the scheduled month and year of Aircraft delivery. The advance payment base prices will be further increased or decreased by Boeing not later than twenty-five (25) months prior to the scheduled month of delivery, as required to reflect the effects of the then-current forecasted escalation factors used by Boeing in accordance with Exhibit D. The advance payment base price of each Aircraft, including any adjustments made thereto, as contemplated herein, is referred to as the "Advance Payment Base Price."

              5.2 Advance Payments. Buyer shall pay to Boeing advance payments for each Aircraft on the dates indicated in the schedule below. The advance payment amount for an Aircraft due on a payment date shall be equal to (i) the sum of the advance payment percentages given in such schedule through the payment date multiplied by the Advance Payment Base Price for the Aircraft provided to Buyer pursuant to Article 5.1 for such payment date, less (ii) the sum of the advance payment amounts paid by Buyer to Boeing on such Aircraft up to such payment date.


Attachment No. 3 to
Supplemental Agreement No. 4
Purchase Agreement No. 1663
1663-5 Page 4

     Due Date of Payment                Amount Due per Aircraft
     -------------------                -----------------------

     Upon execution of a definitive
     purchase agreement

     24 months prior to the first
     day of the scheduled delivery
     month of the Aircraft

     21 months prior to the first
     day of the scheduled delivery
     month of the Aircraft
                                        [*CONFIDENTIAL MATERIAL
     18 months prior to the first       OMITTED AND FILED
     day of the scheduled delivery      SEPARATELY WITH
     month of the Aircraft              THE SECURITIES AND
                                        EXCHANGE COMMISSION
     15 months prior to the first       PURSUANT TO A REQUEST
     day of the scheduled delivery      FOR CONFIDENTIAL
     month of the Aircraft              TREATMENT]

     12 months prior to the first
     day of the scheduled delivery
     month of the Aircraft

     9 months prior to the first
     day of the scheduled delivery
     month of the Aircraft

     6 months prior to the first
     day of the scheduled delivery
     month of the Aircraft


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

              5.3 Payment for Aircraft. Concurrently with delivery of each Aircraft, Buyer shall pay to Boeing the Purchase Price thereof, less the total amount of advance payments theretofore received by Boeing for such Aircraft under Article 5.2.

              5.4 Repayment of Advance Payments. If this Agreement is terminated with respect to any Aircraft (i) by Buyer under
Article 6.2, (ii) by Buyer under Article 11, or (iii) by failure of Buyer to provide Boeing with written notice pursuant to
Article 6.4, then Boeing shall promptly repay to Buyer, without interest, any advance payments received by Boeing from Buyer here under with respect to any Aircraft so terminated. If this Agreement is terminated by Boeing under Article 6.2, then Boeing shall promptly repay


Attachment No. 3 to
Supplemental Agreement No. 4
Purchase Agreement No. 1663
1663-5 Page 4

to Buyer with interest any advance payments received by Boeing from Buyer hereunder with respect to any Aircraft so terminated.


              5.5 Payment in United States Funds. All prices and payments set forth in this Agreement are in United States Dollars. All payments required under this Agreement shall be made in United States Dollars and in immediately available funds by (i) transfer to the party to receive payment of a cashier's check drawn on a member bank, located at Seattle, Washington, of the United States Federal Reserve System mutually acceptable to the parties, or (ii) unconditional deposit to the account of the party to receive payment in a bank in the United States mutually acceptable to the parties. Buyer shall comply with all applicable monetary and exchange control regulations, and shall obtain any necessary authority from the governmental agency administering such regulations in order to enable Buyer to make payments at the time and place and in the manner and medium specified herein.



Supplemental Agreement No. 4
Purchase Agreement No. 1663



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]